UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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DSS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Copies to: Darrin M. Ocasio, Esq. Sichenzia Ross Ference, LLP 1185 Avenue of the Americas, 31st Fl. New York, NY 10036 Tel: (212) 930 9700

DSS, INC.

1400 BROADFIELD BLVD., SUITE 100

HOUSTON, TEXAS 77084

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 25, 2023

7:00 P.M. CENTRAL TIME

To our Stockholders:

The 2023 Annual Meeting of Stockholders of DSS, Inc. (the “Company”, “we”, “us” or “our”) will be held at 1400 Broadfield Blvd., Suite 100, 1400 Broadfield Blvd., Suite 100, Houston, Texas 77084 on Wednesday, October 25, 2023, at 7:00 pm central time, for the purposes of:

1.	To elect 8 director nominees to the Company’s Board of Directors to hold office until the next Annual Meeting of Stockholders;

2.	To ratify the appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	To provide an advisory vote on executive compensation.

We also will transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on August 30, 2023 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. These proxy materials will be mailed on or about September 15, 2023 to the stockholders of record on the record date.

The Board of Directors recommends that you vote “FOR” the proposals set forth in this Notice of Annual Meeting of Stockholders and the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING: The Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022, and the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders, along with any amendments to the foregoing materials that are required to be furnished to stockholders, will be available at www.proxyvote.com

Sincerely,

/s/ Ambrose Chan Heng Fai
Name:	Ambrose Chan Heng Fai
Title:	Chairman of the Board

DSS, INC.

1400 BROADFIELD BLVD., SUITE 100

HOUSTON, TEXAS 77084

PROXY STATEMENT FOR THE COMPANY’S

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 25, 2023

Date, Time and Place

We are furnishing this proxy statement (the “Proxy Statement”) to the holders of our common stock, par value $0.02 per share (the “Common Stock”), in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of DSS, Inc. (together with its consolidated subsidiaries (unless the context otherwise requires), referred to herein as “DSS,” “we,” “us,” “our” or the “Company”) for use at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 7:00 pm central time at 1400 Broadfield Blvd., Suite 100, Houston, Texas 77084, on October 25, 2023, and any adjournment thereof.

Matters to be Considered

The Annual Meeting will be held for the following purposes:

1.	Director Nomination: To elect 8 director nominees to serve until the next annual meeting of stockholders;

2.	Auditor Ratification: To ratify the appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2023;

3.	Advisory Vote on Executive Compensation: To provide an advisory vote to approve executive compensation.

As of the date of this Proxy Statement, the Board is not aware of any other matters that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

Important Notice Regarding the Availability of this Proxy Statement

We have opted to provide our materials pursuant to the full set delivery option in connection with the Annual Meeting. Under the full set delivery option, a Company delivers all proxy materials to its stockholders. The approximate date on which this Proxy Statement and form of proxy are first being provided to stockholders, or being made available through the Internet for those stockholders receiving their proxy materials electronically, is September 15, 2023. This delivery can be by mail or, if a stockholder has previously agreed, by e-mail. In addition to delivering proxy materials to stockholders, the Company must also post all proxy materials on a publicly accessible website and provide information to stockholders about how to access that website. Accordingly, you should have received our proxy materials by mail or, if you previously agreed, by e-mail. These proxy materials include the Notice of Annual Meeting of Stockholders, Proxy Statement, and proxy card. These materials are available free of charge at www.proxyvote.com.

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REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by i) attending the Annual Meeting and voting the shares of stock in person, ii) delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy, iii) signing another proxy card with a later date and returning it before the polls close at the Annual Meeting, or iv) voting again via the internet or by toll free telephone by following the instructions on the proxy card.

GENERAL INFORMATION ABOUT VOTING

Record Date

Only the holders of record of our Common Stock at the close of business on the record date, August 30, 2023 (the “Record Date”), are entitled to notice of and to vote at the meeting. On the Record Date, there were 140,264,250 shares of our Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock held on the Record Date.

Quorum

At all meetings of stockholders of the Company, the presence at the commencement of such meetings in person or by proxy of stockholders holding of record thirty-five percent (35%) of the total number of shares of the Company then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business. The withdrawal of any stockholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

Voting

When a proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:

(1)	FOR the election of each nominee as director;

(2)	FOR the ratification of the appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm;

(3)	FOR the advisory resolution to approve executive compensation.

Votes Required for Approval

Director nominees must receive a majority of the votes cast on such director’s election, which means that the nominee must receive more “FOR” votes than “WITHHOLD” votes.

The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting for this proposal. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal. A broker may vote on the ratification of the independent registered public accounting firm if a beneficial owner does not provide instructions; therefore, no broker non-votes are expected to exist in connection with this proposal.

The advisory vote on executive compensation will be decided by the affirmative vote of a majority of the votes cast on this proposal at the meeting. However, the stockholder vote on this matter will not be binding on our Company or the Board of Directors and will not be construed as overruling or determining any decision by the Board on executive compensation.

Abstentions and Broker Non-Votes

Broker Non-Votes: If you hold your shares through a bank, broker or other nominee and do not provide voting instructions to that entity, it may vote your shares only on “routine” matters. For “non-routine” matters, the beneficial owner of such shares is required to provide instructions to the bank, broker or other nominee in order for them to be entitled to vote the shares held for the beneficial owner. The proposed ratification of the appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Grassi & Co. Certified Public Accountants, P.C. as our independent registered public accounting firm.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count on all matters to be decided at the Annual Meeting.

Abstentions: Abstentions will be counted for purposes of determining whether a quorum is present for the Annual Meeting and will not count as votes cast, and therefore do not affect the vote outcome.

***

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You can contact our corporate headquarters, at (585) 325-3610, or send a letter to: Investor Relations, DSS, Inc. 275 Wiregrass Pkwy, West Henrietta, New York 14586, with any questions about proposals described in this Proxy Statement or how to execute your vote.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Proposal

Eight (8) directors are to be elected at the Annual Meeting to serve until the next annual meeting of the Company’s stockholders. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board of Directors, unless the Board of Directors reduces the number of directors to be elected.

The following table sets forth the nominees for directors on the Board of Directors. Certain biographical information about the nominees as of the Record Date can be found above in the section titled “Directors, Executive Officers and Corporate Governance.”

Nominees for Directors

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Ambrose Chan Heng Fai	78	Director, Executive Chairman	February 2017
José Escudero	48	Director	August 2019
Sassuan Samson Lee	52	Director	August 2019
Wai Leung William Wu	57	Lead Independent Director	October 2019
Tung Moe Chan	45	Director	September 2020
Hiu Pan Joanne Wong	56	Director	July 2022
Shui Yeung Frankie Wong	53	Director	July 2022
Frank D. Heuszel	67	Chief Executive Officer and Director	July 2018

Required Stockholder Vote and Recommendation of Our Board of Directors

Director nominees must receive a majority of the votes cast on such director’s election, which means that the nominee must receive more “FOR” votes than “WITHHOLD” votes.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Proposal

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company’s independent registered public accounting firm for fiscal year 2023. In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, the Board of Directors will review its future selection of the Company’s independent registered public accounting firm.

Representatives of Grassi & Co. Certified Public Accountants, P.C. are not expected to attend the Annual Meeting.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by Grassi & Co. Certified Public Accountants, P.C., PCAOB Auditor ID 76, for audit and review services for the fiscal year ended December 31, 2022 were approximately $325,000. The anticipated fees associated with the audit of the year ended December 31, 2023, is expected to range between $325,000 and $375,000.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick CPAs, P.C., for tax compliance, tax advice and tax planning during the years ended December 31, 2022 were approximately $143,000. DSS engaged Greendyke Jencik & Associates CPAs, PLLC to render quarterly and year-end tax provisions. The aggregate fees for 2022 were approximately $8,000.

All Other Fees

There were no fees billed for professional services rendered by Grassi & Co. Certified Public Accountants, P.C., for other related services during the year ended December 31, 2022.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

In accordance with the Company’s Audit Committee Charter, the Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee’s authority to management. In accordance with these procedures, the Audit Committee pre-approved all services performed by Grassi & Co. Certified Public Accountants, P.C.

Grassi & Co. Certified Public Accountants, P.C.’s audit report on our financial statements for the year ended December 31, 2022 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. There were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Grassi & Co. Certified Public Accountants, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grassi & Co. Certified Public Accountants, P.C., would have caused them to make reference thereto in their reports on the financial statements for such periods.

Required Stockholder Vote and Recommendation of Our Board of Directors

Ratification of the appointment of our independent registered public accounting firm requires an affirmative vote of a majority of the votes cast at the Annual Meeting, whether in person or by proxy, provided that a quorum is present. An abstention will not be counted for or against the proposal, and therefore will not affect the vote outcome.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE RATIFICATION OF THE APPOINTMENT OF GRASSI & CO. CERTIFIED PUBLIC ACCOUNTANTS, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

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PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s Named Executive Officers included in the summary compensation table and related disclosures. As discussed in the “Executive Compensation” section below, the Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of DSS, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2023 Proxy Statement, as such compensation is disclosed in the Company’s 2023 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation and Management Resources Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS DISCLOSED IN THE SUMMARY COMPENSATION TABLE OF THIS PROXY STATEMENT.

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Directors and Executive Officers

Our executive officers and directors as of the date of this report are as follows:

NAME	POSITION
Ambrose Chan Heng Fai	Director, Executive Chairman
José Escudero	Director
Sassuan Samson Lee	Director
Wai Leung William Wu	Lead Independent Director
Tung Moe Chan	Director
Hiu Pan Joanne Wong	Director
Shui Yeung Frankie Wong	Director
Frank D. Heuszel	Chief Executive Officer, Director
Jason Grady	Chief Operating Officer
Todd D. Macko	Chief Financial Officer

Biographical and certain other information concerning the Company’s officers and directors is set forth below. Except for Mr. Ambrose Chan Heng Fai and his son Mr. Tung Moe Chan, there are no familial relationships among any of our directors. Except as indicated below, none of our directors is a director of any other reporting companies. None of our directors has been affiliated with any company that has filed for bankruptcy within the last ten years. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries. Each executive officer serves at the pleasure of the Board of Directors.

Name	Age	Director/Officer Since	Principal Occupation or Occupations and Directorships

Ambrose Chan Heng Fai	78	2017	Mr. Ambrose Chan Heng Fai has served as a director of the Company since February 12, 2017 and became Chairman of the Board of Directors on March 27, 2019. He has also served as an officer of the Company’s wholly-owned subsidiary, DSS International Inc., since July of 2017. Mr. Chan is an expert in banking and finance, with years of experience in the industry. Mr. Chan has restructured 35 companies in various industries and countries over the past 40 years. Mr. Chan has served as the Chairman and Chief Executive Officer of Alset International Ltd. (formerly known as Singapore eDevelopment Limited (SED)) (“Alset International”), a publicly traded company on the Singapore Stock Exchange since 2014. Mr. Chan has also served as the CEO of Alset EHome International Inc. since January 2021. Mr. Chan has also served as the CEO of DSS Asia Limited and DSS Cyber Security Pte. Ltd. since July 2019.

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He also serves as a director of BMI Capital Partners International Ltd., a wholly-owned subsidiary of Alset International. Mr. Chan also serves on the board of Sharing Services Global Corporation, a subsidiary of the Company, which is an OTCQB public company. Mr. Chan has served as a member of the Board of Directors of LiquidValue Development Inc. since January 10, 2017, and has served as Co-Chief Executive Officer of LiquidValue Development Inc. since December 29, 2017. Mr. Chan has also served as a non-executive director of Holista CollTech Ltd., a publicly traded company on the Australian Securities Exchange, since July 2013 Mr. Chan has served as a director of OptimumBank Holdings, Inc., a publicly traded company on the Nasdaq Capital Markets and Optimum Bank since June 2018. In addition, Mr. Chan serves on the boards of Alset Capital Acquisition Corp. and Alset EHome International, Inc., both of which are listed on The Nasdaq Stock Market LLC. Mr. Chan also serves on the board of Value Exchange International, Inc., the shares of which are listed on the OTCQB. Lastly, Mr. Chan serves as a director for RSI International Systems, Inc., the shares of which are traded on NEX.

Mr. Chan formerly served as (i) Managing Chairman of Heng Fai Enterprises Limited (now known as ZH International Holdings Limited) which trades on the Hong Kong Stock Exchange; (ii) the Managing Director of SGX Catalist-listed SingHaiyi Group Ltd., which under his leadership, transformed from a failing store-fixed business provider with net asset value of less than $10 million into a property trading and investment company and finally to a property development company with net asset value over $150 million before Mr. Chan ceded his controlling interest in late 2012; (iii) the Executive Chairman of China Gas Holdings Limited, a formerly failing fashion retail company listed on the Hong Kong Stock Exchange, which under his direction, was restructured to become one of the few large participants in the investment in and operation of city gas pipeline infrastructure in China; (iv) a director of Global Med Technologies, Inc., a medical company listed on NASDAQ engaged in the design, development, marketing and support information for management software products for healthcare-related facilities; (v) a director of Skywest Limited, an ASX-listed airline company; and (vi) the Chairman and Director of American Pacific Bank. In 1987, Mr. Chan acquired American Pacific Bank, a full-service U.S. commercial bank, and brought it out of bankruptcy. He recapitalized, refocused and grew the bank’s operations. Under his guidance it became a NASDAQ-listed high asset quality bank with zero loan losses for over five consecutive years before it was ultimately bought and merged into Riverview Bancorp Inc.

Mr. Chan’s international business contacts and experience qualify him to serve on our Board of Directors.

Frank D. Heuszel	67	2018

Frank D. Heuszel currently serves as the Chief Executive Officer of DSS, Inc., a NYSE American publicly traded company. He manages the strategic direction, growth, day to day operations, and governance of the New York based multinational company operating businesses in biohealth and bioscience, healthcare, securities trading and management platforms, blockchain technology, direct marketing, real estate, alternative energy, brand protection technology and securitized digital assets.

Mr. Heuszel became DSS’s Chief Executive Officer and Interim Chief Financial Officer in April 2019, prior to 2019 Mr. Heuszel was retired. He has served as a member of DSS’s board of directors since July 2018 and served as chairman of the company’s Audit Committee from July 2018 to April 2019.

Heuszel has extensive expertise in a wide array of strategic, business, turnaround, and regulatory matters across several industries as a result of his executive management, educational, and operational experience. Prior to joining DSS, Mr. Heuszel had a very successful career in commercial banking. For over 35 years, Heuszel served in many senior executive roles with major US and international banking organizations. As a banker, Mr. Heuszel has served as General Counsel, Director of Special Assets, Credit Officer, Chief Financial Officer and Auditor. Mr. Heuszel currently serves as CEO of the Texas bank holding company, American Pacific Bancorp. Mr. Heuszel also operates a successful law practice focuses on the regulation and operation of banks, management of bank litigation, corporate restructures, and merger and acquisitions. In addition to being an attorney and executive manager, Mr. Heuszel is also a Certified Public Accountant (retired), and a Certified Internal Auditor.

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Mr. Heuszel also serves as a director of a Texas community bank, Herring Bank of Amarillo, Texas and Mr. Heuszel serves as Chairman of the Audit Committee. Mr. Heuszel was appointed to this position in May 2022.

Frank D. Heuszel was born in Branson, Missouri, graduated from the University of Texas at Austin from the McCombs School of Business in 1979 and received his Doctorate of Jurisprudence with honors from South Texas College of Law in 1990. Frank received his certification as a Certified Public Accountant and as a Certified Internal Auditor in 1985.

Mr. Heuszel is also a member of the Texas State Bar, the Houston Bar Association, Association of Corporate Counsel, Texas Society of Certified Public Accountants, and the State Bar of Texas Bankruptcy Section.

Mr. Heuszel’s years of experience with the Company and decades of experience in banking and law make him an asset to the Board

Tung Moe Chan	45	2020

Mr. Tung Moe Chan has served as a director of the Company since September 2020. He currently serves as a director and Co-Chief Executive Officer of Singapore Exchange-listed Alset International Limited, where he has held various positions since 2015. In addition, since August 2020, he has served as Director of Corporate Development of American Medical REIT Inc., a subsidiary of the Company. Prior to that, in 2015 he was Group Chief Operating Officer of Hong Kong Stock Exchange listed Zensun International Limited where he was responsible for the company’s global business operations consisting of REIT ownership and management, property development, hotels and hospitality, as well as property and securities investment and trading. Previously, Mr. Moe Chan served as a director of MasterCard issuer Xpress Finance Limited as well as RSI International Systems Inc., which was a hotel software company listed on the Toronto Stock Exchange.

He holds a Master’s Degree in Business Administration with honors from the University of Western Ontario, a Master’s Degree in Electro-Mechanical Engineering with honors and a Bachelor’s Degree in Applied Science with honors from the University of British Columbia.

Mr. Tung Moe Chan’s experience with the Company and experience with global business operations makes him an asset to the Board.

José Escudero	48	2019	Mr. Escudero’s career is focused on business transformations, including turnaround, growth and M&A situations. He has led large performance transformation programs within companies of various industries and countries, including retail, fashion & luxury, hotel and the new economy related to digitalization transformation and crypto world. Mr. Escudero has been member of different Boards of Directors and Direction Committees of many companies in different countries. He has been also working as expert for the leading private equity firms like: Harvard Investment Group (HIG), Advent, Goldman Sachs, etc. He has been working in financial analysis, transactional support and strategy business development as well as operating management in first level of international companies. Also, he has worked in more than 10 countries along his career (Singapore, HK, US, UK, Brazil, Spain, etc.).

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Mr. Escudero worked as a Partner at BMI Capital Partners from September 2013 to November 2019. Mr. Ecudero has worked as Certisign’s Chief Strategy and M&A Officer since November 2019. He is currently working as partner of the Managing Consulting firm Hallman & Burke, and previously worked for the Spanish M&A boutique Ambers & Co. He started his career in PwC.

Mr. Escudero has a B.Sc. in Economics from the Francisco de Vitoria University (Madrid, Spain) where he ranked number one of the promotion. He has a Masters degree in Corporate Finance and Investment Banking from the Options & Futures Institute. Currently he is enrolled in Harvard University in Business Postgraduate studies. He collaborates with different Organizations and Business Schools as speaker and professor:

●	TED
●	Ie - Instituto de Empresa
●	Raffles University of Hong Kong
●	IED - Istituto Europeo di Design
●	ISDE - Instituto Superior de Derecho y Economía
●	CEF - Centro de Estudios Financieros

Mr. Escudero’s experience in mergers and acquisitions, corporate finance, and international trade along with his education in economics and finance and investment banking qualify him to serve on the Company’s Board of Directors and as a member of the Compensation and Management Resources Committee and the Nominating and Corporate Governance Committee.

Sassuan Samson Lee	52	2019	Mr. Samson Lee (or Sam) is a prominent entrepreneur and FinTech executive with over 25 years’ experience in the digital economy industry. He actively gives back and contributes to the industry, with solid track record in commercializing various blockchain, digital asset and e-business projects. Some of his recent projects include –

●	Winner of the “Asia Futurist Leadership Award” organized by the “Association of Family Offices in Asia”;
●	Completion of two projects in the Fintech Proof-of-Concept Subsidy Scheme organized by The Financial Services and the Treasury Bureau (FSTB) of Hong Kong;
●	Winner of “Security Tokens Realised Awards London 2020”;
●	Co-organizer of TADS Awards, the world’s first international awards for Tokenized Assets & Digitized Securities, inaugurated in 2020;
●	Co-organizer of Digital Asset Series (DAS), one of the first and largest educational seminar in Asia, supported by 3 government bodies, 5 universities and 7 industry organizations;
●	Honorary Guest Lecturer & Fintech and Blockchain Committee of Hang Seng University of Hong Kong - EDC (2019-2020);

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●	Author of the “Digital Asset Year” chapter of “Welcome to the New Era of Finance - Hong Kong’s Fintech Practice and Prospects” book, published by Hong Kong University of Science and Technology;
●	Co-chairman of “Asia Pacific Digital Economy Institute”;
●	Co-chairman of “NFT Association of Hong Kong”.

Mr. Lee graduated with an MBA and a Master of Science degrees from the Hong Kong University of Science and Technology, and a Bachelor of Commerce degree from the University of Toronto.

He is currently a director of: Coinstreet Holdings Limited; Coinstreet PRO (Global) Limited; Southern International Capital Limited; CSX Limited; Asia Pacific Digital Economy Institute Limited; Coinstreet Consulting Limited; Coinstreet Partners Limited; Coinstreet Meta Solutions Limited; DFINI Limited; Kugekai (International) Limited; NFT Association of Hong Kong Limited; RENE Investment Limited; iShang Technology Limited; Metavize Technology Limited; Signum Digital Limited; and STO GLOBAL X PTE LTD. where he is a non-executive director.

Mr. Lee’s extensive experience and recognized expertise in the fields of technology, blockchain, cryptocurrency and fintech, combined with his experience as Chief Executive Officer and Managing Director of successful international businesses qualifies him to serve on the Company’s Board.

Wai Leung William Wu	57	2019

Mr. Wai Leung William Wu has served as a director of the Company since October 20, 2019. He served as the managing director of Investment Banking at Glory Sun Securities Limited since January 2019. Mr. Wu previously served as the executive director and chief executive officer of Power Financial Group Limited from November 2017 to January 2019. Mr. Wu has served as a director of Asia Allied Infrastructure Holdings Limited since February 2015. Mr. Wu previously served as a director and chief executive officer of RHB Hong Kong Limited from April 2011 to October 2017. Mr. Wu served as the chief executive officer of SW Kingsway Capital Holdings Limited (now known as Sunwah Kingsway Capital Holdings Limited) from April 2006 to September 2010.

Mr. Wu serves as a director and is on the audit committees of Alset Inc., traded on The Nasdaq Stock Market LLC; JY GrandMark Holdings Limited listed on the Hong Kong Stock Exchange; and Asia Allied Infrastructure Holdings Limited listed on the Hong Kong Stock Exchange.

Mr. Wu holds a Bachelor of Business Administration degree and a Master of Business Administration degree of Simon Fraser University in Canada. He was qualified as a chartered financial analyst of The Institute of Chartered Financial Analysts in 1996.

Mr. Wu previously worked for a number of international investment banks and possesses over 26 years of experience in the investment banking, capital markets, institutional broking and direct investment businesses. He is a registered license holder to carry out Type 6 (advising on corporate finance) and Type 9 (asset management) regulated activities under the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong). Mr. Wu has served as a member of the Guangxi Zhuang Autonomous Region Committee of the Chinese People’s Political Consultative Conference in January 2013.

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			Mr. Wu’s experience in banking, capital markets, investment banking, Asian economic and banking dynamics, and education in corporate finance and asset management qualify him to serve on the Company’s Board as Lead Independent Director, Chair of the Audit Committee and member of the Compensation and Management Resources Committee.

Shui Yeung Frankie Wong	53	2022

Wong Shui Yeung joined the Board of Directors of the Company in July 2022. Mr. Wong is a practicing member and fellow member of Hong Kong Institute of Certified Public Accountants and a member of Hong Kong Securities and Investment Institute and holds a bachelor’s degree in business administration. Mr. Wong is a Certified Public Accountant admitted to practice in Hong Kong and he serves as the sole proprietor of S.Y.WONG. He has over 20 years’ experience in accounting, auditing, corporate finance, corporate investment and development, and company secretarial practice.

Mr. Wong previously worked for a number of listed companies as the Chief Financial Officer and/or Company Secretary for over 20 years. He was the CFO and/or Company Secretary of Lerthai Group Limited from September 2016 to December 2020, the shares of which were listed on the Hong Kong Stock Exchange. Mr. Wong has served as a member of the Board of Directors of Alset Capital Acquisition Corp. and Alset Inc. since January 2022 and November 2021 respectively, the shares of which are listed on NASDAQ. Mr. Wong has served as an independent non-executive director of Alset International Limited since June 2017, the shares of which are listed on the Catalist Board of Singapore Stock Exchange. Mr. Wong has served as a member of the Board of Directors of Value Exchange International, Inc. since April 2022, the shares of which are listed on the OTCQB. Mr. Wong was an independent non-executive director of SMI Holdings Group Limited from April 2017 to December 2020, the shares of which were listed on the Main Board of The Stock Exchange of Hong Kong Limited and was an independent non-executive director of SMI Culture & Travel Group Holdings Limited from December 2019 to November 2020, the shares of which are listed on the Main Board of The Stock Exchange of Hong Kong Limited. Mr. Wong’s experience with accounting, public companies, and development make him an asset to the Board and qualify him to act as Chairman of the Nominating and Corporate Governance Committee.

Hiu Pan Joanne Wong	56	2022	Ms. Joanne Wong has been Director and Responsible Officer (SFC), BMI Funds Management Limited since August 6, 2014. She has participated as the management role in fund administrator activities in A-Link Services Limited and Global Intelligence Trust Limited since 2020 and 2018. Ms. Joanne Wong graduated from The Chinese University of Hong Kong (CUHK) with an Honors Bachelor’s degree in Chemistry 1999. She has expertise in an array of strategic, business, turnaround and regulatory matters spanning across several industries. Ms. Joanne Wong’s experience in turnaround and regulatory matters across several industries makes her an asset to the Board.

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Jason Grady	49	2018	Mr. Jason Grady has served as Chief Operating Officer of the Company since July of 2019 and, since July 2018, Mr. Grady has also served as President of Premier Packaging Corporation, a multi-division folding carton and security packaging company and wholly-owned subsidiary of the Company. From April 2010 through July 2018, Mr. Grady served as the Company’s Vice President of Sales. As COO, Mr. Grady’s role includes the operational management of multiple divisions, advising the direction of each of the company’s newly-formed subsidiaries, and the research and development of emerging market opportunities across diverse business operations. Mr. Grady’s roles have included strategic leadership and driving key initiatives that include re-engineering sales organizations, new business development, international sales, sales management and corporate marketing. He was responsible for the overall management of multi-divisional sales including anti-counterfeit & authentication solutions, enterprise security software technologies, and document security printing. Prior to his success at DSS, Mr. Grady served as Vice President of Marketing for the Parlec Corporation, a multi-market machine tool manufacturer; as the Director of Business Development for Berlin Packaging Corporation, a custom ridged box and folding carton manufacturer; and as a sales and marketing executive for OutStart, Inc., an enterprise e-learning software company. Mr. Grady obtained an undergraduate degree in Marketing and Communications and a Master’s Degree in Business Administration from the Rochester Institute of Technology.

Todd D. Macko	51	2020

Mr. Todd Macko was promoted to Interim Chief Financial Officer effective October 28, 2020 and was appointed Chief Financial Officer on August 16, 2021. Mr. Macko previously served as the Vice President of Finance of the Company. As the Vice President of Finance, Mr. Macko’s responsibilities included assisting DSS’s Interim Chief Financial Officer in all aspects of financial and regulatory reporting. In addition, his responsibilities included the day-to-day management of the Company’s Accounting and Finance team and financial leadership in the directing and improving of accounting, reporting, audit, and tax activities. Prior to his role as Vice President of Finance for the Company, Mr. Macko joined the wholly owned subsidiary of DSS, Premier Packaging Corporation in January 2019, as its Vice President of Finance.

Mr. Macko is a Certified Public Accountant with over 25 years of public and corporate financial management, business leadership and corporate strategy. Mr. Macko brings a wealth of experience with strengths in financial planning and analysis, business process re-engineering, budgeting, merger and acquisitions, financial reporting systems, project evaluation and treasury and capital management.

Prior to joining the Company, Mr. Macko served as the Corporate Controller for Baldwin Richardson Foods, a leading custom ingredients manufacturer for the food and beverage industry from November 2015 until January 2019. Prior to that, Mr. Macko served as the Controller for The Outdoor Group, LLC., Genesis Vision, Inc., Complemar Partners, Inc., and Level 3 Communications, Inc. Mr. Macko obtained his Bachelor of Science in Accounting from Rochester Institute of Technology.

Board of Directors and Committees

The Company has determined that each of Mr. Wai Leung William Wu, Mr. Sassuan Samson Lee, Mr. Shui Yeung Frankie Wong, Ms. Hiu Pan Joanne Wong and Mr. José Escudero qualify as independent directors (as defined under Section 803 of the NYSE American LLC Company Guide).

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In fiscal year 2022, each of the Company’s independent directors attended or participated in approximately 86% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee. All directors attended last year’s annual general meeting. During the fiscal year ended December 31, 2022, the Board held three meetings and acted by written consent on eight occasions.

On or around June 2022, Mr. Thatch was no longer considered an independent director under the New York Stock Exchange listing standards. Mr. Thatch resigned from the Board effective August 31, 2023. On July 22, 2022, Mr. Wai Leung William Wu was appointed Lead Independent Director and Chairman of the Audit Committee.

Audit Committee

The Company has separately designated an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee held six (6)meetings in 2022 and acted by written consent twice. The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions. The Audit Committee is comprised of Mr. Wu, who serves as Chairman of the Audit Committee, Mr. Shui Yeung Frankie Wong, and Mr. Escudero. Each of Messrs. Wu and Escudero qualify as a “financial expert” as defined in Item 407 under Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). Mr. Shui Yeung Frankie Wong is financially sophisticated. Each of Mr. Wu, Mr. Escudero and Mr. Shui Yeung Frankie Wong is an independent director (as defined under Section 803 of the NYSE American LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our website, www.dssworld.com.

Compensation and Management Resources Committee

The purpose of the Compensation and Management Resources Committee is to assist the Board in discharging its responsibilities relating to executive compensation, succession planning for the Company’s executive team, and to reviewing and making recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans. The Compensation and Management Resources Committee met once in 2022.

The Compensation and Management Resources Committee is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans. The Compensation and Management Resources Committee consists of Mr. Escudero, Mr. Wu and Mr. Wong, with Mr. Escudero as the Chairman. Each of the members of the Compensation and Management Resources Committee is an independent director (as defined under Section 803 of the NYSE American Company Guide). The Compensation and Management Resource Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our website, www.dssworld.com.

The duties and responsibilities of the Compensation and Management Resources Committee in accordance with its charter, are to review and discuss with management and the Board the objectives, philosophy, structure, cost and administration of the Company’s executive compensation and employee benefit policies and programs; no less than annually, review and approve, with respect to the Chief Executive Officer and the other executive officers (a) all elements of compensation, (b) incentive targets, (c) any employment agreements, severance agreements and change in control agreements or provisions, in each case as, when and if appropriate, and (d) any special or supplemental benefits; make recommendations to the Board with respect to the Company’s major long-term incentive plans applicable to directors, executives and/or non-executive employees of the Company and approve (a) individual annual or periodic equity-based awards for the Chief Executive Officer and other executive officers and (b) an annual pool of awards for other employees with guidelines for the administration and allocation of such awards; recommend to the Board for its approval a succession plan for the Chief Executive Officer, addressing the policies and principles for selecting a successor to the Chief Executive Officer, both in an emergency situation and in the ordinary course of business; review programs created and maintained by management for the development and succession of other executive officers and any other individuals identified by management or the Compensation and Management Resources Committee; review the establishment, amendment and termination of employee benefits plans, review employee benefit plan operations and administration; and any other duties or responsibilities expressly delegated to the Compensation and Management Resources Committee by the Board from time to time relating to the Committee’s purpose.

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The Compensation and Management Resources Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation and Management Resources Committee or to meet with any members of, or consultants to, the Compensation and Management Resources Committee. The Company’s Chief Executive Officer does not attend any portion of a meeting where the Chief Executive Officer’s performance or compensation is discussed, unless specifically invited by the Compensation and Management Resources Committee.

The Compensation and Management Resources Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or other executive officer compensation or employee benefit plans and has sole authority to approve the consultant’s fees and other retention terms. The Compensation and Management Resources Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other experts, advisors and consultants to assist in carrying out its duties and responsibilities and has the authority to retain and approve the fees and other retention terms for any external experts, advisors or consultants.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. The Nominating and Corporate Governance Committee comprises of Mr. Shui Yeung Frankie Wong, the Chairman of the committee, Ms. Wong and Mr. Escudero, each of whom is an independent director (as defined under Section 803 of the NYSE American LLC Company Guide).

In 2022, the Nominating and Corporate Governance Committee met once and did not act by written consent. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our website, www.dssworld.com. The Nominating and Corporate Governance Committee adheres to the Company’s By-Laws provisions and Securities and Exchange Commission rules relating to proposals by stockholders when considering director candidates that might be recommended by stockholders, along with the requirements set forth in the committee’s Policy with Regard to Consideration of Candidates Recommended for Election to the Board of Directors, also available on our website. The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Currently, the Nominating and Corporate Governance Committee does not have an explicit policy regarding diversity, however, when considering candidates nominees shall not be discriminated against based on race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

Code of Ethics

The Company has adopted a Code of Ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of the Company. A copy of the Code of Ethics covering all of our employees, directors and officers, and all other corporate governance documents, is available on the Corporate Governance section of our website at www.dssworld.com.

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Information about our Executive Officers

On April 17, 2019, Frank D. Heuszel became the Chief Executive Officer of the Company. On August 16, 2021, Todd D. Macko was appointed Chief Financial Officer of the Company. On July 15, 2019, Jason Grady was appointed Chief Operating Officer of the Company. The biographies for Messrs. Heuszel, Macko and Grady are contained herein in the information disclosures relating to the Company’s directors above.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceedings in the past 10 years that would require disclosure under Item 401(f) of Regulation S-K.

Director Compensation

The following table sets forth cash compensation and the value of stock options awards granted to the Company’s non-employee independent directors for their service in 2022:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
Current Directors
Ambrose Chan Heng Fai	$-	$-	$-
Frank D. Heuszel	$-	$-	$-
John “JT” Thatch(2)	$11,500	$-	$11,500
Tung Moe Chan	$-	$-	$-
José Escudero	$29,600	$-	$29,600
Sassuan Samson Lee	$30,300	$-	$30,300
Wai Leung William Wu	$31,800	$-	$31,800
Hiu Pan Joanne Wong	$13,250	$-	$13,250
Shui Yeung Frankie Wong	$14,500	$-	$14,500

(1)	Represents the total grant date fair value of stock awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 13 to our consolidated financial statements.
(2)	Mr. Thatch resigned from the Board effective August 31, 2023.

Each independent director (as defined under Section 803 of the NYSE MKT LLC Company Guide) is entitled to receive base cash compensation of $18,000 annually, provided such director attends at least 75% of all Board of Director meetings, and all scheduled committee meetings. Each independent director is entitled to receive an additional $1,000 for each Board of Director meeting he or she attends, and an additional $500 for each nominating and compensation committee meeting he or she attends and $750 for each audit and executive committee meeting he or she attends, provided such committee meeting falls on a date other than the date of a full Board of Directors meeting. Each of the independent directors is also eligible to receive discretionary grants of options or restricted stock under the Company’s 2020 Equity Incentive Plan. Non-independent members of the Board of Directors do not receive compensation in their capacity as directors, except for reimbursement of travel expenses.

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Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by two different individuals. Mr. Ambrose Chan Heng Fai currently serves as Chairman of the Board and Mr. Frank D. Heuszel currently serves as Chief Executive Officer and as a member of the Board. Although no formal policy currently exists, the Board determined that the separation of these positions would allow our Chief Executive Officer to devote his time to the daily execution of the Company’s business strategies and the Board Chairman to devote his time to the long-term strategic direction of the Company. Our senior management manages the risks facing the Company under the oversight and supervision of the Board. While the full Board is ultimately responsible for risk oversight at our Company, three of our Board committees assist the Board in fulfilling its oversight function in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of corporate governance. The Compensation and Management Resources Committee assists the Board in discharging its responsibilities relating to executive compensation, succession planning for the Company’s executive team, and to review and make recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans. Other general business risks such as economic and regulatory risks are monitored by the full Board. While the Board oversees the Company’s risk management, management is responsible for day-to-day oversight of risk management processes.

Compensation Risk Assessment

Our Board considered whether our compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Board does not believe that our compensation program encourages excessive or inappropriate risk-taking. The Board believes that the design of our compensation program does not motivate imprudent risk-taking.

Director Nominations

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the Company’s stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Corporate Governance/Charters section of our website, www.dssworld.com. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors must submit a written notice of such recommendation to the Company and strictly comply with all the requirements set forth in the Nominating and Corporate Governance Committee Policy With Regard to Consideration of Candidates Recommended for Election to the Board of Directors, a copy of which is also available on the Investors/Charters section of our website. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written notice of recommendation addressed to: DSS, Inc., Nominating and Corporate Governance Committee, 275 Wiregrass Pkwy, West Henrietta New York 14586. Each written notice must set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended, (b) a representation that the stockholder is a holder of record of the stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, (e) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected, and (f) a description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

Communication with Directors

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: DSS, Inc., Board of Directors, Attention: Ambrose Chan Heng Fai, Chairman of the Board, 275 Wiregrass Pkwy, West Henrietta New York 14586. All communications made by this means will be received by the Chairman of the Board.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information concerning compensation of our named executive officers during the years ended December 31, 2022 and 2021:

Name and principal position	Year	Salary	Bonus	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total
Frank D. Heuszel, Chief Executive Officer	2022	$260,000	28,442	-	-	-	-	26,196	$314,639
	2021	$260,000	-	-	-	-	-	40,587	$300,587
Jason T. Grady, Chief Operating Officer	2022	$210,000	10,000	-	-	-	-	16,735	$236,735
	2021	$204,038	200,000	-	-	-	-	29,100	$433,138
Todd D. Macko, Chief Financial Officer	2022	198,000	42,887					17,154	258,041
	2021	$172,154	115,513	-	-	-	-	25,900	$313,567
Ambrose Chan Heng Fai(3)	2022	$-	$7,208,031	-	-	-	-	-	$7,208,031
	2021	$-	$4,305,757	-	-	-	-	-	$4,305,757

(1)	Represents the total grant date fair value of restricted stock awards computed in accordance with FASB ASC 718. Our policy and assumptions made in the valuation of share-based payments are contained in Note 12 to our financial statements for the year ended December 31, 2021 or December 31, 2022.

(2)	Includes health insurance premiums, retirement matching funds and automobile expenses paid by the Company.

(3)	In connection with his employment contract as an officer of the Company’s subsidiary, Mr. Chan received $7,208,031 as a performance bonus, of which approximately $1,020,000 was paid in cash and the remainder in DSS common stock in 2022. His 2021 bonus was comprised solely of cash.

Employment and Severance Agreements

Frank D. Heuszel has served as the Company’s Chief Executive Officer since April 11, 2019, and was the Company’s Interim Chief Financial Officer from April 17, 2019 until October 28, 2020. Upon his appointment, the Company agreed to pay Mr. Heuszel cash compensation in the amount of $7,500 per month for his combined services as Interim Chief Executive Officer and Chief Financial Officer. On August 27, 2019, the Company entered into an executive employment agreement with Mr. Heuszel. Pursuant to the agreement, Mr. Heuszel was entitled to receive an annual base salary of $165,000, payable bi-weekly, and was entitled to be eligible to receive an annual performance bonus in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. In the event of a change in control of the Company or the termination of Mr. Heuszel’s employment without cause, Mr. Heuszel was entitled to receive four-months’ salary, payable monthly. In October 2020, this Employment Contract was extended on the same general terms to expire on December 31, 2021. Commencing January 1, 2021, the Company and Mr. Heuszel entered into a new three-year Employment Contract scheduled to terminate on December 31, 2023. Under the terms of this Employment Contract, Mr. Heuszel is entitled to receive an annual base salary of $260,000, payable bi-weekly, and he is eligible to receive an annual performance bonus in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. As in his previous employment agreement, in the event of his termination without cause, Mr. Heuszel shall receive four-months’ salary, payable monthly. As permitted by Mr Heuszel’s employment agreement, his preexisting consulting agreement with American Pacific Bancorp, Inc. with an annual fee of $120,000 has been extended until December 31, 2023.

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Effective January 1, 2022, the Company entered into an executive employment agreement with Mr. Jason Grady, the Company’s Chief Operating Officer covering the period of January 1, 2022 through December 31, 2023. Pursuant to the agreement, Mr. Grady shall receive an annual base salary of $210,000 and shall be eligible to receive an annual performance bonus, in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. On February 1, 2023, Mr. Grady received a raise, making his annual base salary $260,000.00. In the event of a change in control of the Company or the termination of Mr. Grady’s employment without cause, he shall be entitled to receive four-month’s base salary.

On September 23, 2019, the Company entered in an executive employment agreement with Mr. Heng Fai Ambrose Chan, a director of the Company, Chief Executive Officer of the Company’s wholly-owned subsidiary DSS International Inc. and Chief Executive Officer of DSS Asia, a wholly-owned subsidiary of DSS International Inc. Pursuant to the agreement, Mr. Chan shall receive an annual base salary of $250,000, payable quarterly in either cash or common stock, subject to availability of shares under a shareholder-approved stock plan. The calculation of each quarterly payment of common stock shall be the Company’s average trading price for the last ten trading days of that quarter. Mr. Chan is also eligible to receive an annual performance bonus, in an amount up to 100% of his base salary, upon the Company’s achievement of certain net income and gross revenue milestones. Mr. Chan has the option to have the bonus paid in Company common stock. In the event of a change in control of the Company or the termination of Mr. Chan’s employment without cause, Mr. Chan shall receive four-months’ salary, payable monthly. In connection with this agreement, Mr. Chan was awarded 74,770 shares of fully vested restricted stock with a two-year lock-up period and had an aggregated grant date fair value of approximately $31,000. Mr. Chan’s employment agreement was amended on November 19, 2020, retroactive to January 1, 2020. Under the terms of this amendment, Mr. Chan’s annual salary is set at $1.00 and is eligible for bonuses based on market capitalization growth, and annual net asset change.

Effective January 1, 2022, the Company entered into an executive employment agreement with Mr. Todd D. Macko, the Company’s Chief Financial Officer covering the period of January 1, 2022 through December 31, 2023. Mr. Macko received a base pay of $198,000 annually and shall be eligible to receive an annual performance bonus, in an amount up to 80% of his base salary, upon the Company’s achievement of certain net income and EBITDA milestones. On February 1, 2023, Mr. Macko received a raise, making his annual base salary $248,000.22 In the event of a change in control of the Company or the termination of Mr. Macko’s employment without cause, he shall be entitled to receive four-month’s base salary.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2022, there were no outstanding equity awards to our Named Executive Officers.

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Equity Compensation Plans Information

The following table sets forth information about our equity compensation plans as of December 31, 2022.

	Restricted stock to be issued upon vesting	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance (under equity compensation Plans (excluding securities reflected in column (a & b))

Plan Category	(a)	(b)	(c)	(d)
Equity compensation plans approved by security holders
2013 Employee, Director and Consultant Equity Incentive Plan - options	-	5,000	$43.50	-

2013 Employee, Director and Consultant Equity Incentive Plan - warrants	-	-	$-	-

2020 Employee, Director and Consultant Equity Incentive Plan	-	-	-	3,513,130

Total	-	5,000	$43.50	3,513,130

Pay v Performance.

The following table shows the past two fiscal years’ total compensation for our Named Executive Officers as set forth in the Summary Compensation Table (“SCT”), the compensation actually paid (“CAP”) to our Named Executive Officers (as determined pursuant to SEC rules), our total stockholder return (“TSR”), and our net loss. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act and have elected to provide in this proxy statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies.

SEC rules require certain adjustments be made to the SCT totals to determine CAP as reported in the Pay Versus Performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable Named Executive Officer without restriction, but rather is a valuation calculated under applicable SEC rules. The methodology for calculating CAP as required by Item 402(v) of Regulation S-K takes into account, among others, changes in share price and its impact on the fair value of equity awards.

			Average summary compensation table	Average compensation	Value of initial fixed $100 investment based on:
Year	Summary compensation table total for PEO	Compensation actually paid to PEO	total for non-PEO named executive officers	actually paid to non-PEO named executive officers	Total Shareholder Return	Net income
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2022	$314,639	$295,678	$247,388	$247,388	-75.80%	$(69,662,000)
2021	$300,587	$300,587	$373,413	$362,663	-87.70%	$(34,040,000)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of Common Stock as of August 30, 2023, by each person known by the Company to beneficially own more than 5% of the Common Stock, each director and each of the executive officers named in the Summary Compensation Table (see “Executive Compensation” above), and by all of the Company’s directors and executive officers as a group. Each person has sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes to the table and each person’s address is c/o DSS, Inc., 275 Wiregrass Parkway, West Henrietta, New York 14586.

For purposes of this table, beneficial ownership is determined in accordance with the Securities and Exchange Commission rules and includes investment power with respect to shares owned and shares issuable pursuant to warrants for August 30, 2023.

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The percentages of shares beneficially owned are based on 140,264,250 shares of our Common Stock issued and outstanding as of August 30, 2023, and is calculated by dividing the number of shares that person beneficially owns by the sum of (a) the total number of shares outstanding on August 30, 2023, plus (b) the number of shares such person has the right to acquire within 60 days of August 30, 2023.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Share Beneficially Owned
Heng Fai Ambrose Chan(1)	81,786,142	58.3%
Frank D. Heuszel	1,312,776	*
Tung Moe Chan	-	*
José Escudero	1,020	*
Sassuan Samson Lee	1,020	*
Wai Leung William Wu	152,040	*
Jason Grady	2,493	*
Todd D. Macko	1,667	*
John “JT” Thatch(2)	1,020	*
Joanne Wong	-	*
Frankie Wong	-	*
All officers and directors as a group (10 persons)	83,258,178	59.4%

5% Shareholders
Alset International Limited	21,366,177	15.2%
Alset, Inc	35,213,416	25.1%

* Less than 1%.

(1)	The beneficial ownership of Heng Fai Chan includes 81,786,142 shares of common stock, consisting of (a) 59,552 shares of common stock held by Heng Fai Holdings Limited, an entity controlled by Heng Fai Chan; (b) 18,914,326 shares of common stock held by Heng Fai Chan directly; (C) 6,232,671 shares of common stock held by Global Biomedical Pte. Ltd.; and (d) 21,366,177 shares of common stock held by Alset International Limited (e) 35,213,416 shares of common stock held by Alset Inc.
(2)	Mr. Thatch resigned from the Board effective August 31, 2023.

CHANGE IN CONTROL OF THE REGISTRANT

As disclosed in DSS, Inc.’s Form 8-K filed on March 1, 2022 and in the Schedule 14A Proxy Statement filed on April 15, 2022, DSS, Inc. (the “Company”) completed the True Partner Transaction. As disclosed in the Company’s Form 8-K filed on May 18, 2022, the Company’s stockholders approved the issuance of the True Partner Transaction Shares on May 17, 2022.

On July 7, 2022, the Company issued 17,570,948 shares to Alset EHome International Inc. (“AEI”), now known as Alset, Inc. (“AI”). The securities were offered and sold in a transaction not involving a public offering and in compliance with exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder.

AI beneficially owns 21,366,177 shares of the Company’s common stock which equals 15.2% of the Company’s outstanding shares and Ambrose Chan Heng Fai beneficially owns 58.3% of the Company’s outstanding shares based on 140,264,250 shares of the common stock of the Company outstanding as of August 30, 2023.

The beneficial ownership of Heng Fai Chan includes 81,786,142 shares of common stock, consisting of (a) 59,552 shares of common stock held by Heng Fai Holdings Limited, an entity controlled by Heng Fai Chan; (b) 18,914,326 shares of common stock held by Heng Fai Chan directly; (c) 6,232,671 shares of common stock held by Global Biomedical Pte. Ltd., a subsidiary of Alset International Limited; (d) 35,213,416 shares of common stock held by Alset Inc.; and (e) 21,366,177 shares of common stock held by Alset International Limited, a subsidiary of Alset Inc. Mr. Chan, as indirect beneficial owner, has dispositive control over the securities of the Issuer owned by Alset Inc., Global Biomedical Pte. Ltd., and Alset International Limited.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of copies of such forms filed on Forms 3, 4 and 5, and amendments thereto furnished to us, we believe that as of the date of this Report, our executive officers, directors and greater than 10 percent beneficial owners have complied on a timely basis with all Section 16(a) filing requirements, except for the following filings: Mr. Ambrose Chan Heng Fai on April 19, 2022, Mr. Frank D. Heuszel on June 1, 2022, Mr. Wai Leung William Wu on June 14 and 21, 2022, and Ms. Hiu Pan Joanne Wong on July 26, 2022.

Transactions with Related Persons

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since January 1, 2020, in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

On February 25, 2020, the Company completed an underwritten public offering with gross proceeds of $4.6 million before deducting underwriting discounts and commissions and other estimated offering expenses. The offering included 740,741 shares of the Company’s common stock and 111,111 additional shares from the exercise of the underwriter’s purchase option to cover over-allotments, at the public offering price of $5.40 per share. Mr. Chan purchased 370,370 shares of Common Stock in the Offering, for an aggregate purchase price of $2,000,000.

On March 3, 2020, the Company entered into a binding term sheet (the “AMRE Term Sheet”) with LiquidValue Asset Management Pte Ltd (“LVAM”), AMRE Asset Management Inc. (“AAMI”) and American Medical REIT Inc. (“AMRE”), regarding a share subscription and loan arrangement. The AMRE Term Sheet sets out the terms of a proposed venture to establish a medical real estate investment trust in the United States. Pursuant to the AMRE Term Sheet, the Company subscribed for 5,250 ordinary shares of AAMI at a purchase price of $0.01 per share for total consideration of $52.50. Concurrently, AAMI issued 2,500 shares to LVAM, and 1,250 shares to AMRE Tennessee, LLC, AMRE’s executive management’s holding company. As a result, the Company holds 52.5% of the outstanding shares of AAMI, with LVAM and AMRE Tennessee, LLC, holding 35% and 12.5% of the remaining outstanding shares of AAMI, respectively. Further, pursuant to and in connection with the AMRE Term Sheet, on March 3, 2020, the Company entered into a Promissory Note with AMRE, pursuant to which AMRE will issue the Company a promissory note for the principal amount of $800,000.00 (the “AMRE Note”). The AMRE Note matures on March 3, 2022 and accrues interest at the rate of 8.0% per annum and shall be payable in accordance with the terms set forth in the AMRE Note. The AMRE Note also provides the Company an option to provide AMRE an additional $800,000 on the same terms and conditions as the AMRE Note, including the issuance of warrants as hereinafter described. As further incentive to enter into the AMRE Note, AMRE issued the Company warrants to purchase 160,000 shares of AMRE common stock (the “AMRE Warrants”). The AMRE Warrants have an exercise price of $5.00 per share, subject to adjustment as set forth in the AMRE Warrant, and expire on March 3, 2024. Pursuant to the AMRE Warrants, if AMRE files a registration statement with the Securities and Exchange Commission for an initial public offering (“IPO”) of AMRE’s common stock and the IPO price per share offered to the public is less than $10.00 per share, the exercise price of the AMRE Warrant shall be adjusted downward to 50% of the IPO price. The AMRE Warrant also grants piggyback registration rights to the Company as set forth in the AMRE Warrant. The parties to the AMRE Term Sheet, including AMRE Tennessee, LLC, also entered into a stockholders’ agreement dated as of March 3, 2020 (the “AMRE Stockholders’ Agreement”), regarding their ownership of AAMI’s common stock to regulate certain aspects of the relationship between the stockholders and provide for certain rights and obligations with respect to such ownership, as set forth in the AMRE Stockholders’ Agreement. LVAM is an 82% owned subsidiary of Alset Intl. whose Chief Executive Office and largest shareholder is Mr. Chan. Following the consummation of the transactions contemplated by the AMRE Term Sheet, Mr. Chan and Mr. Heuszel were appointed to the board of directors of AAMI.

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On August 21, 2020, the Company, completed its acquisition of Impact BioMedical, pursuant to a Share Exchange Agreement by and among the Company, DSS BioHealth, and related parties Alset Intl (formally Singapore eDevelopment Limited), and Global Biomedical Pte Ltd. (“GBM”) which was previously approved by the Company’s shareholders (the “Share Exchange”).Under the terms of the Share Exchange, the Company issued 483,334 shares of the Company’s common stock, par value $0.02 per share, nominally valued at $6.48 per share, and 46,868 newly issued shares of the Company’s Series A Convertible Preferred Stock (“Series A Preferred Stock”), with a stated value of $46,868,000, or $1,000 per share, for a total consideration of $50 million (Note 13). Due to several factors, including a discount for illiquidity, the value of the Series A Preferred Stock was discounted from $46,868,000 to $35,187,000, thus reducing the final consideration given to approximately $38,319,000. Alset Intl CEO and largest shareholder is Mr. Ambrose Chan Heng Fai, the Chairman of the Board and the largest shareholder of the Company.

As of March 31, 2020, the Company owned 83,174,129 ordinary shares of Alset International Limited (“Alset Intl”, formally Singapore eDevelopment Limited) a company incorporated in Singapore and publicly listed on the Singapore Exchange Limited, at an exercise price of SGD$0.04 (US$0.029) per share and warrants to purchase an additional 44,005,182 ordinary shares at an exercise price of SGD$0.04 (US$0.029) per share. On June 25, 2020, the Company exercised those warrants bringing its total ownership to 127,179,311 shares or approximately 7% of the outstanding shares of Alset Intl as of December 31, 2020. Historically and through June 30, 2020, the Company carried its investment in Alset Intl at cost, less impairments under the measurement alternative in ASU No. 2016-01, “Recognition and Measurement of Financial Assets and Financial Liabilities”. During the third quarter of 2020, the Company determined that the investments had a readily determinable fair value based on the volume of shares traded on the Singapore Exchange which evidences a ready market for shares, as well as a consistent and observable market price. Accordingly, this investment is now classified as a marketable security and is classified as long-term assets on the consolidated balance sheets as the Company has the intent and ability to hold the investments for a period of at least one year. The Chairman of the Company, Mr. Ambrose Chan Heng Fai, is the Executive Director and Chief Executive Officer of Alset Intl. Mr. Chan is also the majority shareholder of Alset Intl as well as the largest shareholder of the Company. The fair value of the marketable security as of December 31, 2020 was approximately $6,830,000 and during the year ended December 31, 2020 the Company recorded unrealized gains on this investment of approximately $3,384,200.

On July 22, 2020, Ambrose Chan Heng Fai, the Chairman of the Company’s board of directors, assigned a Stock Purchase and Share Subscription Agreement by and between Mr. Chan and SHRG, pursuant to which the Company purchased 30,000,000 shares of Class A common stock and 10,000,000 warrants to purchase Class A common stock for $3 million. The warrants have an average exercise price of $0.20, immediately vested and may be exercised at any time commencing on the date of issuance and ending three years from such date. These shares and warrants are also subject to a one-year trading restriction pursuant to the terms of a Lock-Up Agreement entered into between Mr. Chan and the Company and assigned to the Company.

On or about August 28, 2020, the Company’s wholly owned subsidiary, DSS Securities, Inc. entered into a corporate venture to form and operate a real estate title agency, under the name and flagging of Alset Title Company, Inc, a Texas corporation (“ATC”). DSS Securities, Inc. shall own 70% of this venture with the other two shareholders being attorneys necessary to the state application and permitting process. ATC has initiated or have pending applications to do business in a number of states, including Texas, Tennessee, Connecticut, Florida, and Illinois. For the purpose of organization and the state application process, the Company’s CEO, who is a licensed attorney, has a stated non-compensated 15% ownership interest in the venture. There was no activity for the twelve-months ended December 31, 2020.

On September 10, 2020, the Company’s wholly owned subsidiary DSS Securities, Inc. entered into membership interest purchase agreement with BMI Financial Group, Inc. a Delaware corporation (“BMIF”) and BMI Capital International LLC, a Texas limited liability company (“BMICI”) whereas DSS Securities, Inc. purchased 14.9% membership interests in BMIC for $100,000. DSS Securities also had the option to purchase an additional 10% of the outstanding membership interest which it exercised in January of 2021 and increased its ownership to 24.9%. This investment is valued at a cost as it does not have a readily determined fair value.

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BMICI is a broker-dealer registered with the Securities and Exchange Commission, is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and is a member of the Securities Investor Protection Corporation (“SIPC”). The Company’s chairman of the board and Mr. Sassuan Lee, an independent board member of the Company, also have ownership interest in BMIC.

As of December 31, 2020, the Company held 64,207,378 class A common shares equating to a 32.2% ownership interest in SHRG and had recorded unrealized gains on marketable securities of approximately $6.1 million for the twelve-months then ended. As of July 22, 2020, the carrying value of the Company’s equity method investment exceeded our share of the book value of the investee’s underlying net assets by approximately $9.5 million, which represents primarily intangible assets in the form of customer and distributor lists and goodwill arising from acquisitions. The Company is still in the process of valuing the intangible assets as of December 31, 2020 and no amortization has been recorded during the period ended December 31, 2020. The aggregate fair value of the Company’s investment in SHRG at December 31, 2020 was approximately $14,774,000. DSS, via three (3) of the Company’s existing board members, currently holds three (3) of the five (5) SHRG board of director seats. Mr Chan, DSS’s Executive Chairman of the board of directors (joined the SHRG Board effective May 4, 2020), Mr. Sassuan “Sam” Lee, DSS Independent Director (joined the SHRG Board effective September 29, 2020) and Mr. Frank D. Heuszel, the CEO of the Company (joined the SHRG Board effective September 29, 2020).

On September 9, 2021, the Company finalized a stock purchase agreement (the “SPA”) with American Pacific Bancorp (“APB”), which provided for an investment of $40,000,000 by the Company into APB for an aggregate of 6,666,666 shares of the APB’s Class A Common Stock, par value $0.01 per share. Subject to the terms and conditions contained in the SPA, the shares issued at a purchase price of $6.00 per share. As a result of this transaction, DSS owns approximately 53% of APB, and as a result its operating results will be included in the Company’s financial statements beginning September 9, 2021. The Company incurred approximately $36,000 in costs associated with the acquisition of APB which were recorded as general and administrative expenses. The acquisition of APB meets the definition of a business with inputs, processes and outputs, and therefore, the Company has concluded to account for this transaction in accordance with the acquisition method of accounting under Topic 805. Activity from September 9, 2021, to September 30, 2021, was not significant. The next largest shareholder of APB is Alset EHome International, Inc. (“AEI”). AEI’s Chairman and CEO, Ambrose Chan Heng Fai, and a member of the AEI’s Board of Directors, Wai Leung William Wu, each serve on both the AEI Board and the Board of the Company. The CEO of the Company, Mr. Frank D. Heuszel, also has an approximate 2% equity position of APB.

On September 3, 2021, DSS entered into a subscription agreement (the “AEI Subscription Agreement”) with AEI, which provided for an investment of up to $15,000,000 by AEI into the Company in exchange of an aggregate of 12,156,000 shares of the Company’s common stock, $0.02 par value per share. Subject to the terms and conditions contained in the AEI Subscription Agreement, the shares were issued at a purchase price of $1.234 per share. Prior to this transaction, AEI indirectly made a significant investment in the Company through majority-owned subsidiaries. AEI’s Chairman and CEO, Ambrose Chan Heng Fai, and a member of the AEI’s Board of Directors, Wai Leung William Wu, each serve on both the AEI Board and the Board of the Company.

In November 2021, SHRG and Hapi Café, Inc, a company affiliated with Ambrose Chan Heng Fai, a Director of the Company, entered into a Master Franchise Agreement pursuant to which Sharing Services acquired the exclusive franchise rights in North America to the brand “Hapi Café.” Under the terms, Sharing Services, directly or through its subsidiaries, has the right to operate no less than five (5) corporate-owned stores and can offer to the public sub-franchise rights to own and operate other stores, subject to the terms and conditions contained in the Master Franchise Agreement.

In October 2017, SHRG issued a Convertible Promissory Note in the principal amount of $50,000 (the “Note”) to HWH International, Inc (“HWH” or the “Holder”). HWH is affiliated with Ambrose Chan Heng Fai, who became a Director of the Company in April 2020. The Note is convertible into 333,333 shares of the Company’s Common Stock. Concurrent with issuance of the Note, the Company issued to HWH a detachable stock warrant to purchase up to an additional 333,333 shares of the Company’s Common Stock, at an exercise price of $0.15 per share. Under the terms of the Note and the detachable stock warrant, the Holder is entitled to certain financing rights. If the Company enters into more favorable transactions with a third-party investor, it must notify the Holder and may have to amend and restate the Note and the detachable stock warrant to be identical. As of the date of this Quarterly Report, the Company and HWH are jointly reviewing the Note and the detachable stock warrant. The number of shares that HWH may acquire upon conversion of the HWH Note and exercise of the detachable stock warrant may be greater than the amounts described in this paragraph, depending on the results of such review.

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In the nine months ended December 31, 2021, a wholly owned subsidiary of the SHRG purchased skin care products manufactured by K Beauty Research Lab. Co., Ltd (“K Beauty”), a South Korean-based supplier of skin care products that is affiliated with Ambrose Chan Heng Fai, a Director of the Company, in the aggregate amount of $2.3 million. The Company’s affiliates operating in Asia intend to distribute skin care and other products in South Korea and other countries, including skin care products procured from K Beauty, as part of the Company’s previously announced strategic growth plans.

SHRG subleases warehouse and office space from Alchemist Holdings, LLC, a shareholder of the Company. During the nine months ended December 31, 2021, rent expense associated with such sublease agreement was $75,486. As disclosed in our Transition Report for the transition period ended March 31, 2021, in June 2020, the Company entered into a Settlement Accommodation Agreement and an Amended and Restated Founder Consulting Agreement with a former officer of the Company who is a principal of Alchemist Holdings, LLC. The Company recognized a settlement liability of $2.0 million in connection therewith. During the nine months ended December 31,2022, SHRG measured and recognized the repurchase of its common stock at its fair value of $626,187, derecognized its remaining liability under the Co-Founder’s Agreement, and recognized a recovery of $324,230 in connection with the previously recognized loss related to the Co-Founder’s Agreement.

On January 24, 2022, DSS entered into a business consulting agreement with Sharing Services Global Corporation (“SHRG”). As part of this agreement, 50,000,000 warrants were exercised increasing DSS equity position in SHRG to approximately 65%.

On February 28, 2022, DSS entered into an Amendment to Stock Purchase Agreement (the “Amendment”) with its shareholder Alset EHome International Inc. (“AEI”), pursuant to which the Company and AEI have agreed to amend certain terms of the Stock Purchase Agreement dated January 25, 2022 (the “SPA”). Pursuant to the SPA, AEI had agreed to purchase up to 44,619,423 shares of the Company’s common stock for a purchase price of $0.3810 per share, for an aggregate purchase price of $17,000,000. Pursuant to the Amendment, the number of shares of the common stock of the Company that the AEI will purchase has been reduced to 3,986,877 shares for an aggregate purchase price of $1,519,000. This transaction was completed on March 9, 2022. In addition, the Company’s Executive Chairman and a significant stockholder, Heng Fai Ambrose Chan, is the Chairman, Chief Executive Officer and largest shareholder of AEI.

On May 17, 2022, the shareholders of the Company approved the issuance of up to 21,366,177 Shares of our Common Stock to Alset International, a related party, to purchase the Convertible Promissory Note issued by American Medical REIT, Inc. with a principal amount of $8,350,000 and accrued but unpaid interest of $367,000 through May 15, 2022. This transaction was finalized in July 2022.

On May 17, 2022, the shareholders of the Company approved the acquisition of 62,122,908 shares of True Partners Capital Holdings Limited (“True Partners”), a company publicly traded on the Hong Kong stock exchange in exchange for 17,570,948 shares of DSS stock. The True Partner shares were acquired from Alset EHome International, Inc. (“Alset EHome”), a related party. Mr. Heng Fai Ambrose Chan, our director and Executive Chairman, is also Chairman of the Board, Chief Executive Officer, and the largest beneficial owner of the outstanding shares of Alset EHome. This transaction was completed with the transfer of DSS shares to Alset EHome on July 1, 2022 with the issuance of DSS shares, which were valued at $0.34 per share, to Alset EHome.

Review, Approval or Ratification of Transactions with Related Persons

The Board conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations where appropriate. The Board has adopted formal standards to apply when it reviews, approves or ratifies any related party transaction. In addition, the Board applies the following standards to such reviews: (i) all related party transactions must be fair and reasonable and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and/or services at the time they are authorized by the Board and (ii) all related party transactions should be authorized, approved or ratified by the affirmative vote of a majority of the directors who have no interest, either directly or indirectly, in any such related party transaction.

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AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act, or the Exchange Act, which might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is currently comprised of three independent directors (as defined under Section 803 of the NYSE AMERICAN LLC Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Investors/Corporate Governance section of our website, www.dssworld.com.

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2022.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls. The Audit Committee has discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Professional Standards, the corporate governance standards of the NYSE AMERICAN LLC Exchange and the Audit Committee’s Charter.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Statement on Auditing Standards as adopted by the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Audit Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 31, 2023.

Mr. Wai Leung William Wu, Chairman & Audit Committee Member

Mr. Jose Escudero, Audit Committee Member

Mr. Shui Yeung Frankie Wong, Audit Committee Member

ANNUAL REPORT

For stockholders receiving this Proxy Statement, our Annual Report as amended, any amendments to the foregoing materials that are required to be furnished to stockholders, the proxy card and voting instruction form will be available on-line at www.proxyvote.com on or about September 15, 2023. The Notice contains instructions on how to access the proxy materials over the Internet. These materials contain detailed information about the Annual Meeting, the proposals to be considered, our Board’s nominees for directors and other information concerning the Company.

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HOUSEHOLDING OF MATERIALS

In some instances, only one copy of the proxy materials is being delivered to multiple Stockholders sharing an address, unless the Company has received instructions from one or more of the Stockholders to continue to deliver multiple copies. The Company will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a Stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the proxy materials you may call the Company at (585) 325-3610, or send a written request to: DSS, Inc. 275 Wiregrass Pkwy, West Henrietta, New York 14586. If you wish to receive a separate copy of the proxy materials and wish to receive a separate copy for each stockholder in the future, you may call the Company at the telephone number or write the Company at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy materials may request delivery of a single copy, also by calling the Company at the telephone number or writing to the Company at the address listed above.

STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at meetings of stockholders only if they comply with the proxy rules established by the SEC, applicable New York law and our Bylaws. No stockholder proposals were received for consideration at our 2023 Annual Meeting of Stockholders.

Pursuant to Rule 14a-8 under the Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2023 annual meeting. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our Corporate Secretary at our principal executive offices no later than the close of business on May 18, 2023 (120 days prior to the anniversary of this year’s mailing date). However, if we change the date of our 2023 Annual Meeting of Stockholders by more than 30 days from the date of this year’s Annual Meeting, we will announce the new deadline for proposals in the Company’s Annual Report on 10-K, a Quarterly Report on 10-Q, or a Current Report on Form 8-K. Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Under our Bylaws, in order to be properly brought before a meeting, nomination of persons for election to the Board for our 2024 Annual Meeting of Stockholders, stockholders must provide notice to the Secretary of the Company, which shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class, series and number of shares of capital stock of the Company that are owned beneficially and of record by the person, (D) a statement as to the person’s citizenship, (E) a written questionnaire with respect to the background, qualification and independence of such person (which questionnaire shall be provided by the Secretary of the Company upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (b) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with, applicable law and all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company, (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and the person, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the person were a director or executive officer of such registrant, (G) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act, and (H) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, and (ii) as to such stockholder, as to such stockholder, (1) the name and record address of the stockholder proposing such business, (2) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, and (3) any material interest of the stockholder in such business. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as director of the Company, including information that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee. A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices of the Company not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (or, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

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Under our Bylaws, to be properly brought before a meeting, business other than nominations of persons for election to the Board must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board or (iii) otherwise properly brought before an annual meeting by a stockholder of record of the Company (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Company) (A) both at the time the notice is delivered to the secretary of the Company and at the time of the meeting, (B) who is entitled to vote at the meeting, and (C) who otherwise complies. For any proposed business to be properly brought before an annual meeting by a stockholder, the proposed business must constitute a proper matter for stockholder action under the Business Corporation Law of New York and the stockholder must have given timely notice thereof in proper written form to the Secretary of the Company and must provide any updates or supplements to such notice at the times and in the forms required by our Bylaws. To be timely, a stockholder’s notice of a proposal to be presented at an annual meeting must be received at the Company’s principal executive office addressed to the attention of the secretary of the Company not less than ninety (90) calendar days nor more than one hundred twenty (120) calendar days in advance of the date of the one year anniversary of the Company’s previous year’s annual meeting of stockholders. However, if no annual meeting was held in the previous year or the date of the annual meeting is more than thirty (30) calendar days before or more than sixty (60) calendar days after such anniversary date, such notice by the stockholder to be timely must be received by the Secretary of the Company not later than the close of business on the ninetieth (90th) calendar day prior to such annual meeting or, if later, the tenth (10th) calendar day following the day on which public disclosure of the date of the meeting was first made. In no event shall the public disclosure of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. A stockholder’s notice to the Secretary of the Company shall set forth (i) as to each matter the stockholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and the language of any proposed amendment to the Bylaws of the Company), and the reasons for conducting such business at the annual meeting, and (ii) as to such stockholder, (1) the name and record address of the stockholder proposing such business, (2) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, and (3) any material interest of the stockholder in such business.

SOLICITATION OF PROXIES

The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, directors, officers and regular employees of the Company and other authorized persons may solicit the return of proxies by telephone, telegram or personal interview. The Company will request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

The Company has engaged Broadridge Financial Solutions to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $65,000 in total.

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OTHER BUSINESS

The Board of Directors currently knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the Company at the Annual Meeting, it is the intention of the persons named in the solicited proxy to vote for the proxy on such matters in accordance with their best judgment.

Stockholders are urged to vote according to the instructions provided without delay.

AVAILABLE INFORMATION

We are currently subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters. Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the SEC at 100 F Street NE, Washington DC 20549. For further information concerning the SEC’s public reference room, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC’s Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

DSS, INC.

275 Wiregrass Pkwy

West Henrietta, New York 14586

Attention: Frank D. Heuszel

By order of the Board of Directors

/s/ Ambrose Chan Heng Fai
Ambrose Chan Heng Fai
Executive Chairman of the Board
275 Wiregrass Pkwy
West Henrietta, New York 14586

28

DSS, INC.
ATTN: FRANK D. HEUSZEL, CEO
1400 BROADFIELD BLVD., SUITE 100
HOUSTON, TEXAS 77084

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 24, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 24, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V23038-P98435 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DSS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Ambrose Chan Heng Fai	☐	☐	☐
1b. José Escudero	☐	☐	☐
1c. Sassuan Samson Lee	☐	☐	☐
1d. Wai Leung William Wu	☐	☐	☐
1e. Tung Moe Chan	☐	☐	☐
1f. Hiu Pan Joanne Wong	☐	☐	☐
1g. Shui Yeung Frankie Wong	☐	☐	☐
1h. Frank D. Heuszel	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	**For**	**Against**	**Abstain**
2. Proposal to ratify the appointment of Grassi & Co. Certified Public Accountants, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐
3. Proposal to provide an advisory vote to approve the executive compensation.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com.

V23039-P98435

DSS, INC.
Annual Meeting of Stockholders
October 25, 2023 7:00 PM CT
This proxy is solicited by the Board of Directors

The undersigned hereby appoint Frank D. Heuszel as proxy, with full powers of substitution, to vote all shares of Common Stock of DSS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held at 7:00 PM CT on October 25, 2023 at 1400 Broadfield Blvd., Suite 100, Houston, Texas 77084, and at any adjournments or postponements thereof, hereby revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof.

The proxy, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR, AND "FOR" PROPOSALS 2 AND 3.

The proxy will use his discretion with respect to any other matters which properly come before the meeting.

Continued and to be signed on reverse side